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        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements File No. 333-03682, 333-07423, 333-29877 333-10539, & 333-48257.

                                   /s/LUND KOEHLER COX & COMPANY, PLLP